                                                                    EXHIBIT 23.5


                          CONSENT OF FUTURE DIRECTOR

     The undersigned hereby consents to the use of his name as a proposed director of Lone Star Energy Plant Operations, Inc., a Texas corporation (the "Company"), in the Registration Statement registering the offering of common stock of the Company to be filed with the Securities and Exchange Commission in October of 1996.



                                       /s/ B.A. Bridgewater, Jr.
                                      ------------------------------------
                                       B.A. Bridgewater, Jr.
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                          CONSENT OF FUTURE DIRECTOR

     The undersigned hereby consents of the use of his name as a proposed director of Lone Star Energy Plant Operations, Inc., a Texas corporation (the "Company"), in the Registration Statement registering the offering of common stock of the Company to be filed with the Securities and Exchange Commission in October of 1996.



                                       /s/ F.S. Addy
                                       -----------------------------------
                                       F.S. Addy

                          CONSENT OF FUTURE DIRECTOR

     The undersigned hereby consents to the use of his name as a proposed director of Lone Star Energy Plant Operations, Inc., a Texas corporation (the "Company"), in the Registration Statement registering the offering of common stock of the Company to be filed with the Securities and Exchange Commission in October of 1996.


                                            /s/ Gary J. Junco
                                            --------------------
                                                Gary J. Junco

                          CONSENT OF FUTURE DIRECTOR

     The undersigned hereby consents to the use of his name as a proposed director of Lone Star Energy Plant Operations, Inc., a Texas corporation (the "Company"), in the Registration Statement registering the offering of common stock of the Company to be filed with the Securities and Exchange Commission in October of 1996.

                                            /s/ W. C. McCord
                                            -------------------
                                                W. C. McCord